“	By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions

Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY
JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and Insulation	1,139	2,291,200
Boilermakers	837	1,684,760
Bricklayers (including Tile Setters)	5,854	11,777,740
Carpenters	16,151	32,550,360
Cement Masons	3,380	6,734,170
Electrical Workers	13,460	27,072,610
Elevator Constructors	552	1,108,740
Ironworkers	2,597	5,225,280
Laborers	11,433	22,991,050
Operating Engineers	3,160	6,354,540
Other	6,626	13,323,220
Painters	7,079	14,240,090
Plumbers	9,824	19,759,820
Roofers	2,967	5,969,530
Sheet Metal Workers	2,793	5,618,160
Teamsters	1,360	2,736,070
Grand Total	89,210	179,437,340

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which con- tains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.